Exhibit 10.19

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

SUPPLY AGREEMENT*

This Agreement is made as of March 26, 2007 (“Effective Date”) between Peregrine Semiconductor Corp., with offices at 9450 Carroll Park Drive, San Diego, California 92121 (“Buyer”) and Rubicon Technologies, Inc, with and offices at 9931 Franklin Avenue, Franklin Park, Illinois 60131 (“Seller”).

1. Sale and Purchase. With respect to the products identified on Attachment A (“Products”), Seller will (i) sell to Buyer, and Buyer will buy, the quantities set forth in Section A of Attachment A, (ii) use its best efforts to sell to Buyer the additional quantities set forth in Section B of Attachment A and (iii) use reasonable efforts to sell to Buyer such other quantities of Products as Buyer may order at any time during the term of this Agreement.

2. Price, Payment and Delivery Terms. Buyer shall pay to Seller, for Products ordered and accepted by Buyer, the prices set forth on Attachment B. All prices shall remain firm during the initial term of this Agreement. Thereafter, Seller may only increase the price of Products to Buyer if Seller increases its standard list prices and any such price increase shall only be valid 30 days after notice of any such increase and only for Products ordered thereafter. All payments due hereunder to Seller shall be paid to Seller in US dollars not later than thirty (30) days following the date of the applicable invoice. Any amount not timely paid will accrue interest at the rate of 8% per year, compounded annually and Buyer shall reimburse all costs incurred by Seller, including Seller’s reasonable attorneys’ fees, incurred in collecting any amount due under this Agreement. Seller will undertake reasonable efforts to deliver Products within ten days of the applicable delivery dates set forth in Buyer’s purchase orders (which delivery dates shall be no earlier than 30 days after the date of such purchase order) and will assist Buyer in arranging any desired insurance (in amounts that Buyer shall determine) and transportation, via air freight unless otherwise specified in writing, to any destinations specified in writing from time to time by Buyer. Delivery shall be FOB the transporter. Buyer may reject any shipment, or portion thereof, which does not conform with the specifications for Product set forth in Attachment A (“Specifications”) by providing Seller with notice of such rejection within thirty days of delivery of such Product to Buyer. Subject to Seller’s warranty obligations with respect to any latent defects, Buyer will be deemed to have accepted delivery of any Products not timely rejected. Buyer shall be entitled to a prompt refund of the purchase price (together with reimbursement for insurance and freight charges) of such rejected Products, and Seller will provide Buyer with a replacement Products within 30 days of notice of rejection. All purchase orders are binding, non-cancellable commitments. Buyer and Seller will meet 45 days in advance of the beginning of each quarter to agree on quantities of Product to be delivered, and timing of delivery, during the next quarter.

3. Warranties. Seller warrants to Buyer that (i) it has the right and authority to enter into this Agreement and to perform its obligations hereunder, (ii) neither the Products nor their use infringe or will infringe any patent or violate any intellectual property or proprietary rights of any third party, including but not limited to copyright, trademark or trade secret rights anywhere in the world, (iii) the Products will be free from defects in materials and workmanship, (iv) the Products will conform in all material respects to the applicable Specifications, and (v) the Products will be delivered to Buyer free of all liens, claims and encumbrances. EXCEPT AS EXPRESSLY STATED HEREIN, SELLER MAKES NO EXPRESS OR IMPLIED WARRANTY, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

4. Indemnification. Seller shall defend, indemnify and hold Buyer and its officers, directors, agents and employees harmless from liability asserted by third parties (including all damages, losses, costs and attorneys fees) arising out of (i) infringement by the Products of any intellectual property rights of any third party, including patent rights, trademark rights, copyrights or other proprietary rights, or (ii) the negligence or willful misconduct of Seller.

5. Term, Termination, Survival, and Termination Liability. This Agreement shall begin on the Effective date and continue in effect for the Initial Term specified in Attachment A, and shall automatically renew for additional one-year terms provided both parties agree on monthly volumes and wafer pricing at least 60 days before renewal date, and unless and until either party provides written notice of non-renewal of this Agreement at least sixty (60) days prior to the end of any such term. If either party materially breaches this Agreement and such breach is not remedied within sixty (60) days after receipt by the breaching party of a notice thereof from the other party, the non-breaching party may immediately terminate this Agreement. Sections 3 through 7 shall survive the termination of this Agreement. Orders in effect prior to termination will not be affected by termination and will continue to be governed by the terms of this Agreement, provided that in the event of termination for Seller’s breach, Buyer may elect to cancel such orders in whole or part upon written notice and, in the event of termination for Buyer’s breach,, Seller may elect to cancel such orders in whole or in part upon written notice. Neither party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other (or for any compensation to the other) arising from or incident to any termination of this Agreement by such party which complies with the terms of the Agreement, whether or not such party is aware of any such damage, loss or expenses.

6. Confidentiality and Intellectual Property. All information disclosed by one party to the other, including without limitation the terms of this Agreement, information about customers, finances, trade secrets, proprietary methods, strategies or any technical, financial, business or other information will be deemed to be the disclosing party’s proprietary and confidential information (“Confidential Information”). Confidential Information will be held in confidence by the receiving party and will not be disclosed by the receiving party of any third party, without the written consent of the disclosing party. Notwithstanding the foregoing, the receiving party may disclose Confidential Information to employees with a need to know, bankers or other sources of financing, accountants, attorneys, consultants, advisers, and potential purchasers of the receiving party, but only upon a written undertaking by the third party to be bound by the terms of this Confidentiality and Intellectual Property provision. The receiving party shall not use the disclosing party’s Confidential Information for any purpose other than as contemplated by this Agreement. Confidential Information does not include information that (i) is generally and freely publicly available through no fault of the Receiving Party, (ii) the Receiving Party otherwise rightfully obtains from third parties without restriction, or (iii) is independently developed by employees of the Receiving Party with no knowledge of or access to such information. Notwithstanding the foregoing, the receiving party may disclose the disclosing party’s Confidential Information if required to so by lawful order of a government agency or court with jurisdiction over the receiving party, but the receiving party shall, to the extent allowed by law, inform the disclosing party of the order so that the disclosing party may seek to limit or prevent the disclosure. Each party, as a receiving party, acknowledges that a breach of this section would result in irreparable harm to the disclosing party,

* [***]:	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

which harm could not be fully remedied by money damages. Without limiting any other relief available to the disclosing party, the disclosing party may seek equitable relief to enforce the terms of this section and the receiving party shall not seek to require a bond or other security in connection with the same. Buyer shall not use Seller’s name, logo, trademarks, or other intellectual property in promoting, using, or selling the Products (or products incorporating them) without Seller’s prior written consent. Seller shall retain all intellectual property rights in and to the Products.

7. General. All notices under this Agreement shall be in writing, and shall be deemed given when personally delivered, when sent by confirmed fax, or three business days after being sent by prepaid certified or registered U.S. mail, or one business day after being sent by overnight courier to the address of the party to be noticed as set forth herein or such other address as such party last provided to the other by written notice. Neither party may assign its rights or obligations under this Agreement without the written consent of the other party; provided that, either party may, without such consent, assign its rights and obligations hereunder to a successor to all or substantially all of its business or assets. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties, their respective successors and permitted assigns. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom. No changes or modifications or waivers are to be made to this Agreement unless evidenced in writing and signed for and on behalf of both parties. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be governed by and construed in accordance with New York law without the application of any jurisdiction’s choice of law principles. The UN Convention on the International Sale of Goods does not apply to this Agreement. Any disputes arising in connection with or relating to this Agreement will be subject to binding arbitration pursuant to the commercial dispute resolution rules of the American Arbitration Association and all in person arbitration proceedings will be conducted in Houston, Texas.

8. Limitation of Liability. Except with respect to payment obligations, neither party shall be liable to the other for more than amounts actually paid by Buyer to Seller pursuant to this Agreement. Neither party shall be liable to the other for any indirect, consequential, special, or punitive damages, including without limitations lost profits, lost business, and claims of customers.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

PEREGRINE SEMICONDUCTOR CORP.

BY:	/s/ Jim Cable
NAME:	Jim Cable
TITLE:	CEO

RUBICON TECHNOLOGIES, INC.

BY:	/s/ Raja M. Parvez
NAME:	Raja M. Parvez
TITLE:	President & CEO

2

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Attachment A

Initial Term: 18 months — July 2007 through December 2008

Products: [***] sapphire wafers (as more fully described in the Product Specifications section below).

Product Specifications: [See attached product drawing]

Sale and Purchase Guarantees:

Section A.	Seller guarantees to supply, and Buyer agrees to purchase, Products from July 2007 through December 2008 in the following monthly volume per quarter:

	Q3 07 (July thru Sept)	[***] wafers per month

	Q4 07 (Oct thru Dec)	[***] wafers per month

	Q1 08 (Jan thru March)	[***] wafers per month

	Q2 08 (April thru June)	[***] wafers per month

	Q3 08 (July thru Sept)	[***] wafers per month

	Q4 08 (Oct thru Dec)	[***] wafers per month

Section B.	Upon Buyer’s written request through a purchase order, Seller will offer additional volumes of Products to Buyer on a reasonable efforts basis from July 2007 through December 2008 at the following monthly volume per quarter:

	Q3 07 (July thru Sept)	[***] wafers per month

	Q4 07 (Oct thru Dec)	[***] wafers per month

	Q1 08 (Jan thru March)	[***] wafers per month

	Q2 08 (April thru June)	[***] wafers per month

	Q3 08 (July thru Sept)	[***] wafers per month

	Q4 08 (Oct thru Dec)	[***] wafers per month

A-1

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

ES2-PSA Sapphire     [***]    Sapphire Substrate

[***]

Front Side
	Property	Target	Tolerance	Units	Laser Mark:
1	Surface Orientation	[***]			Location: Back Side
2	Diameter	[***]	[***]	mm	Format: SRRR-YXX-XXX
3	Thickness	[***]	[***]	mm	Y - current year,
4	Bow	[***]		µm	XX-XXX - unique wafer
5	Warp	[***]		µm	sequence	[***]
6	TTV	[***]		µm
7	TIR	[***]		µm	Rubicon Standard Character (IAW
8	Taper	[***]		µm	Serial Spec - OCR)
9	Primary Orientation Flat	[***]			Char Height: [***]
10	Flat Length	[***]	[***]	mm	Char Width: [***]
11	Black Surface Finish	[***]	[***]	µm
12	Front Surface Finish	[***]
13	Edge Bevel Angle	[***]	[***]	Degrees
14	Edge Bevel Length Projected Width	[***]	[***]	mm
15	Edge Chip	[***]
16	Edge Chip Size	[***]		mm

Notes:

ES2-PSA Sapphire [***] Sapphire Substrate		HISTORY OF REVISION			1. Material Grade: [***]
[***]		REV	DATE	DESCRIPTION	2. Bubble Spec: [***]
Rubicon Part #: [***]		A	06/15/06	Drawing Created	3. Grain Boundary / Lineage Spec: [***]
DATE ORIGINAL	SCALE	B	01/26/07	TIR and Taper specs added	4. Cleanliness: [***] 5. Edge Exclusion: [***]
1/26/2007	Not to Scale				6. Orientation identification: [***]
LATEST REVISION	CUSTOMER DWG/PART #				7. Inspection: [***]
Rev B	N/A	DWG BY		OPERATIONS
	CUSTOMER APPROVAL	Alona Kraskovaska		Joe Cox
	(If needed)	ENGINEERING		QUALITY
		Sunil Phatak		Akhtar Zaman

Private and Confidential	RELEASED FOR PRODUCTION	Private and Confidential

A-2

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Attachment B

Product Prices

Time Period	Price per wafer

Q3 2007	[***]

Q4 2007	[***]

Q1 2008	[***]

Q2 2008	[***]

Q3 2008	[***]

Q4 2008	[***]

B-1